January 31, 2005

DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND

Supplement to Statement of Additional Information
dated May 1, 2004

     The information contained in the fifth paragraph in the section of the Statement of Additional Information entitled “Management Arrangements” with respect to the fund’s named portfolio managers is hereby replaced in its entirety with the following:

The fund’s portfolio managers are Marc Seidner and Robert Bayston.